                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D. C. 20549
                                  FORM 8-K/A
                               AMENDMENT NO. 3
                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): MARCH 26, 1996

Commission File Number: 1-9641

                             IDENTIX INCORPORATED
                             --------------------
            (Exact name of registrant as specified in its charter)




                California                                 94-2842496
- ---------------------------------------------   --------------------------------
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


510 North Pastoria Avenue, Sunnyvale, California                        94086
- ------------------------------------------------                        -----
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:  408-739-2000
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                              IDENTIX INCORPORATED

                                     INDEX


        Identix Incorporated (the "Registrant") hereby amends and restates in their entirety Items 7(a) and 7(b) to its Current Reports on Form 8-K, Form 8-K/A Amendment No. 1 and Form 8-K/A Amendment No. 2 filed with the Securities and Exchange Commission on April 10, 1996, June 10, 1996 and July 15, 1996, respectively.


Item 7.   (a)  Financial Statements of Business Acquired

          (b)  Pro Forma Financial Information

         *(c) Share Purchase Agreement dated March 27, 1996 among Identix Incorporated, Caprica Pty Limited, Permanent Trustee Australian Limited, John Lewis Boyd Parsalle, Helen Adela Parsalle and Michael Milne Home


- -------------
*Previously filed.





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                              IDENTIX INCORPORATED

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          IDENTIX INCORPORATED
                                          July 31, 1996

                                          BY:      /s/James P. Scullion
                                             -----------------------------------
                                                   James P. Scullion
                                                   Chief Financial Officer
                                                   Vice President of Finance


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                              IDENTIX INCORPORATED

                                  EXHIBIT LIST


Exhibit
Number                Index
- ------                -----
7.1                   The Bio Recognition Systems Pty Limited audited balance
                      sheets as of June 30, 1995, 1994 and 1993 and statements
                      of operations and statements of cash flows for the fiscal
                      years ended June 30, 1995, 1994 and 1993, including the
                      signed report of Price Waterhouse Chartered Accountants.
                      The Fingerscan Pty Limited unaudited balance sheet,
                      statement of operations and statement of cash flows for
                      the six month period ended December 31, 1995. The Bio
                      Recognition Systems Pty Limited unaudited statement of
                      operations and statement of cash flows for the six month
                      period ended December 31, 1994.

7.2                   Unaudited pro forma combined balance sheet of Identix
                      Incorporated and Fingerscan Pty Limited as of December 31,
                      1995, and unaudited pro forma combined statements of operations for the six month period ended December 31, 1995; and unaudited pro forma combined statement of operations of Identix Incorporated and Bio Recognition
                      Systems Pty Limited for the year ended June 30, 1995.

23.1                  Consent of Price Waterhouse, Independent Accountants


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